R.J. O'BRIEN FUND MANAGEMENT, LLC

Financial Statements

December 31, 2009 and 2008

(With Independent Auditors' Report Thereon)

KPMG LLP 303 East Wacker Drive Chicago, IL 60601-5212

Independent Auditors’ Report

The Board of Directors
R.J. O'Brien Fund Management, LLC:

We have audited the accompanying statements of financial condition of R.J. O’Brien Fund Management, LLC (the Company) as of December 31, 2009 and 2008, and the related statements of operations, changes in member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R.J. O’Brien Fund Management, LLC as of December 31, 2009 and 2008, and the results of its operations, changes in its member’s equity, and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois
April 1, 2010

KPMG LLP is a Delaware limited liability partnership, the U.S.
member firm of KPMG International Cooperative, a Swiss entity.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statements of Financial Condition
December 31, 2009 and 2008

Assets	2009	2008
Assets:
Cash	$35,454	183,608
Firm investments	1,343,363	813,969
Investments in registered commodity pool	1,201,090	1,394,381
Intangible asset, less accumulated amortization of $311,469 and $268,979 in 2009 and 2008, respectively	175,111	217,601
Fee income receivable	60,510	76,578
Receivables from investment in registered commodity pool	—	463,127
Total assets	$2,815,528	3,149,264
Liabilities and Member's Equity
Liabilities:
Accrued expenses	$23,626	231,578
Total liabilities	23,626	231,578
Member's equity:
Additional paid-in capital	2,013,134	2,013,134
Retained earnings	778,768	904,552
Total member's equity	2,791,902	2,917,686
Total liabilities and member's equity	$2,815,528	3,149,264

See accompanying notes to financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statements of Operations
Years ended December 31, 2009 and 2008

	2009	2008
Revenues:
Fee income	$798,478	1,299,520
Other income	6,168	20,969
Total revenues	804,646	1,320,489
Expenses:
Intercompany support services from Parent	655,405	530,782
Professional fees	24,000	26,000
Amortization of intangible asset	42,490	72,650
Other expenses	15,244	26,808
Total expenses	737,139	656,240
Realized gain on redemptions of investment in registered commodity pool	—	113,166
Unrealized (loss) gain on investment in registered commodity pool	(193,291)	554,828
Net (loss) income	$(125,784)	1,332,243

See accompanying notes to financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statements of Changes in Member's Equity
Years ended December 31, 2009 and 2008

	Paid-in capital	Retained earnings (accumulated deficit)	Total
Balance at December 31, 2007	$3,213,134	(427,691)	2,785,443
Distribution payment to Parent	(1,200,000)	—	(1,200,000)
Net income	—	1,332,243	1,332,243
Balance at December 31, 2008	2,013,134	904,552	2,917,686
Net loss	—	(125,784)	(125,784)
Balance at December 31, 2009	$2,013,134	778,768	2,791,902

See accompanying notes to financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Statements of Cash Flows
Years ended December 31, 2009 and 2008

	2009	2008
Cash flows from operating activities:
Net (loss) income	$(125,784)	1,332,243
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Unrealized loss (gain) on investments	193,291	(554,828)
Realized gains on redemptions of investments in registered commodity pool	—	(113,166)
Amortization of intangible asset	42,490	72,650
Decrease in assets:
Fee income receivable	16,068	13,802
Miscellaneous receivables	—	20,000
(Decrease) increase in liabilities:
Accrued expenses	(207,952)	127,097
Net cash (used in) provided by operating activities	(81,887)	897,798
Cash flows from investing activities:
Increase in firm owned investment	(529,394)	(813,969)
Decrease (increase) in registered commodity pool:
Receivables from investment in registered commodity pool	463,127	(463,127)
Purchase of investment in registered commodity pool	—	(120,000)
Sales of investment in registered commodity pool	—	1,105,904
Net cash used in investing activities	(66,267)	(291,192)
Cash flows from financing activity:
Distribution to Parent	—	(1,200,000)
Net change in cash	(148,154)	(593,394)
Cash at beginning of year	183,608	777,002
Cash at end of year	$35,454	183,608

See accompanying notes to financial statements.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2009 and 2008

(1)	General Information and Summary of Significant Accounting Policies

A summary of the significant accounting policies that have been followed in preparing the accompanying financial statements is set forth below:

(a)	Nature of Business

R.J. O'Brien Fund Management, LLC (the Company or Managing Owner), a wholly owned subsidiary of R.J. O'Brien Alternative Asset Management (RJOAAM), which is a wholly owned subsidiary of RJO Holdings Corp. (the Parent), is a registered commodity pool operator with the Commodity Futures Trading Commission. Prior to October 1, 2008, the Company was a wholly owned subsidiary of RJOAAM, which was a wholly owned subsidiary of R.J. O'Brien & Associates, LLC (RJOA), which is wholly owned by the Parent as well. Subsequent to that date, the Company was part of a corporate reorganization in which the Company is now wholly owned by RJOAAM, which is wholly owned by the Parent. The Company was originally incorporated in October of 2006 in the state of Illinois. In July of 2007, it was reincorporated as a limited liability company (LLC) in the state of Delaware. The Company is the managing owner of the RJO Global Trust (the Fund), formerly known as the JWH Global Trust, which is organized for the purpose of engaging in the speculative trading of commodity interests, including futures contracts, physical commodities, and related options. The Fund has a term date of December 31, 2026 and can be renewed at any time.

(b)	Revenue Recognition

The Company earns fees from the Fund for which it acts as managing owner, which is recognized as income as it is earned. Fees are paid monthly and are based on a percentage of the net asset value (NAV) of the Fund, and include underwriting expenses (0.35% of NAV) and the managing owner fee revenue (0.75% of NAV). The Fund also pays selling commissions (2.00% of NAV) to the trading advisors. The Company receives a portion of these fees proportionate to its investment in the Fund.

(c)	Investments

Investment in the registered commodity pool is valued as a practical expedient at the NAV per share, which has a readily determinable market value. Realized gains on redemptions made amounted to $0 and $113,166 for the years ended December 31, 2009 and 2008, respectively. Unrealized gains and losses recorded as of December 31, 2009 and 2008 are the result of changes in the fair value as adjusted for purchases and sales. Realized gains and losses from the sale of investments are determined on a specific identification basis.

(d)	Intangible Asset

The intangible asset related to the purchase of the Fund is carried at cost and reduced by systematic amortization. Amortization is charged based on the amount of fund units that are redeemed in any given accounting period that were outstanding at the time the Managing Owner's rights were purchased. On an annual basis, an impairment analysis on the intangible asset is performed to determine if a write down of the asset is required.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2009 and 2008

(e)	Income Taxes

The Company's income is included in the federal and state consolidated income tax returns of its Parent, which is a C Corporation.

The Company has reviewed the guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Company has evaluated such implications for all open tax years, and has determined there is no impact to the Company's financial statements as of December 31, 2009.

(f)	Ongoing Offering Costs

The Fund is responsible for the cost incurred for the ongoing offering of the units of the Fund, including the costs of updating the prospectus, regulatory compliance, escrow fees, and registration fees if additional units are registered. These ongoing offering costs are subject to a ceiling of 0.50% of the Fund's average month end net assets during any fiscal year. To the extent the actual expenses exceed the total ceiling of 0.50%, the Company is fully responsible. During the years ended December 31, 2009 and 2008, the expenses did not exceed the total ceiling, and thus the Company did not make any reimbursements to the Fund.

(g)	Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The investment assets and liabilities of the Company are measured and reported at fair value.

(h)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i)	Reclassifications

Certain prior year amounts have been reclassified to conform to the current year's presentation.

(2)	Firm Investments

At December 31, 2009, the Company's firm investments consist of one money market fund. Interest is accrued when earned. The fair value of the money market fund is determined by the reported NAV.

(3)	Investment in the Fund

At December 31, 2009, the Company owned 11,679 units of the Fund, or 2% of the outstanding units of the Fund, valued at $1,201,090. At December 31, 2008, the Company owned 11,679 units of the Fund, or 2% of the outstanding units of the Fund, valued at $1,394,381.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2009 and 2008

The following summary represents audited financial information of the Fund as of December 31, 2009 and 2008, respectively.

	2009	2008
Assets	$69,522,819	92,007,262
Liabilities	2,059,634	4,701,389
Capital	$67,463,185	87,305,873

(4)	Intangible Asset

During 2006, the Company purchased the assets of Refco Commodity Management, Inc., the most significant of which was an intangible asset of $486,580. Amortization is charged based on the amount of fund units that are redeemed in any given period, which were outstanding at the time the Managing Owner's rights were purchased. During 2009, amortization of $42,490 occurred in accordance with the methodology described above, resulting in a carrying value of $175,111 at December 31, 2009. During 2008, amortization of $72,650 occurred in accordance with the methodology described above, resulting in a carrying value of $217,601 at December 31, 2008.

(5)	Other Related Party Transactions

The Company has no employees. The Parent provides facilities and administrative services to the Company.

(6)	Income Taxes

As the Company is organized as a LLC and its taxable income is reported by the Parent company, there is no tax expense/benefit recorded by the Company. If the Company was a taxable entity, income tax expense for the years ending December 31, 2009 and 2008, respectively, would have been calculated at the federal effective tax rate of 35%. The Company had a loss for the year ended December 31, 2009 and thus accrued no federal income tax expense.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Deferred income tax expense represents the change during the period in deferred tax assets and deferred tax liabilities.

Temporary differences between the amounts reported in the financial statements and the tax basis of assets and liabilities result in deferred taxes. The Company is a single-member LLC, which is disregarded for federal income tax purposes. A disregarded entity does not report its deferred tax assets or liabilities on its financial statements. Rather, the Parent will report any related deferred tax items in its financial statements. If the Company was a stand-alone entity, as of December 31, 2009, the deferred tax liability would be $311,598 (net loss of $125,784 times the federal effective tax rate of 35% plus a deferred tax liability beginning balance of $355,622).

R.J. O'BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2009 and 2008

(7)	Financial Instruments with Off Balance Sheet Risk

As Managing Owner of the Fund, the Company's investment in the Fund is subject to the risks related to financial instruments and commodity contracts held or sold short by the Fund. The Company is exposed to both market risk, the risk arising from changes in the market value of the contracts, and credit risk, the risk of failure by another party to perform according to the terms of the contract. However, the Company bears the risk of loss only to the extent of the market value of its respective investment and, in certain specific circumstances, distributions, and redemptions received.

(8)	Contingent Liabilities

The Company is a party to legal and regulatory actions relating to customers' accounts and regulatory requirements as a normal part of carrying on its business. Management is of the opinion that resolution of these matters will not have a material adverse effect on the Company's financial condition or continuing operations.

(9)	Fair Value Measurements

The Company records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements and disclosures include a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements), then to inputs that are observable for the asset or liability, either directly or indirectly (Level 2 measurements) and the lowest priority to unobservable inputs for the asset or liability that rely on management's own assumptions about the assumptions that market participants would use in pricing the asset or liability (Level 3 measurements).

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The Company's investments in registered commodity pool and money market fund are both valued as a practical expedient at the NAV per share, which has a readily determinable market value. Units of the registered commodity pool may only be redeemed as of the end of a calendar month, subject to a 1.5% redemption charge through the end of the eleventh month after issuance.

R.J. O'BRIEN FUND MANAGEMENT, LLC
Notes to Financial Statements
December 31, 2009 and 2008

The following tables present the Company's fair value hierarchy for assets measured at fair value on a recurring basis at years ended December 31, 2009 and 2008.

	December 31, 2009
	Fair value measurements
	Total	Level 1	Level 2	Level 3
	(In thousands)

Assets:
Firm investments (1)	$1,343	1,343	—	—
Investments in registered commodity pool (2)	1,201	1,201	—	—
Total	$2,544	2,544	—	—

(1)	Includes a money market fund of the Company, reflected on the statements of financial condition.
(2)	Includes the Company's investment in the Fund, reflected on the statements of financial condition.

	December 31, 2008
	Fair value measurements
	Total	Level 1	Level 2	Level 3
	(In thousands)

Assets:
Firm investments (1)	$814	814	—	—
Investments in registered commodity pool (2)	1,394	1,394	—	—
Total	$2,208	2,208	—	—

(1)	Includes a money market fund of the Company, reflected on the statements of financial condition.
(2)	Includes the Company's investment in the Fund, reflected on the statements of financial condition.

(10)	Subsequent Events

The Company evaluated events and transactions through April 1, 2010, the date the financial statements were issued, noting no subsequent events requiring recording or disclosure in the financial statements or related notes to the financial statements.